                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



                                  June 24, 1998
               ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            MYLAN LABORATORIES INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


  Pennsylvania                    1-9114                     25-1211621
 ---------------                -----------                 -------------
 (State of other                (Commission                 (IRS Employer
 jurisdiction of                File Number)                  ID Number)
 incorporation)


                              130 Seventh Street
                             1030 Century Building
                        Pittsburgh, Pennsylvania 15222
                    ------------------------------------------
                         (Address of principal offices)



                                 (412) 232-0100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

5.  Other Events.


Merger Agreement
----------------

     On June 24, 1998, Mylan Laboratories Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Penederm Incorporated ("Penederm") and Mylan's wholly owned subsidiary, MLI Acquisition Corp. ("Merger Sub"). The Merger Agreement, attached hereto as Exhibit 2.1, provides that, upon satisfaction of certain conditions, Merger Sub will merge into Penederm, with Penederm surviving the merger as a wholly owned subsidiary of the Company (the "Merger"). Pursuant to the Merger Agreement, each share of common stock of Penederm ("Penederm Common Stock") will be exchanged for 0.68 shares of common stock of the Company. Also in connection with the Merger, Penederm entered into an option agreement, attached hereto as Exhibit 99.1, whereby Penederm granted the Company an option to purchase 1,717,878 shares of Penederm Common Stock (approximately 19.9% of the outstanding Penederm Common Stock as of June 24,
1998) from Penederm at a price of $20.00 per share if certain triggering events occur. In addition, each of the directors of Penederm agreed to vote in their capacities as stockholders of Penederm in favor of the Merger and against any competing offer. The forms of voting agreement are attached hereto as Exhibits
99.2 and 99.3.


     On June 24, 1998, the Company and Penederm issued a press release related to the Merger Agreement. The press release is attached hereto as Exhibit 99.4.

     The Exhibits hereto are incorporated by reference herein and form a integral part hereof.

     Item 7.  Financial Statements and Exhibits.

     Exhibits.
     --------

     2.1 Agreement and Plan of Merger dated as of June 24, 1998, among Mylan Laboratories Inc., MLI Acquisition Corp. and Penederm Incorporated.

     99.1 Option Agreement, dated June 24, 1998 between Penederm Incorporated and Mylan Laboratories Inc.

     99.2 Form of Voting Agreement, dated June 24, 1998, between Mylan Laboratories Inc. and certain directors of Penederm Incorporated.

     99.3 Alternate Form of Voting Agreement, dated June 24, 1998, between Mylan Laboratories Inc. and a director of Penederm Incorporated.

     99.4  Press Release dated June 24, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                MYLAN LABORATORIES INC.

Date:     June 30, 1998         /s/  Donald C. Schilling
      ----------------------    -------------------------------------
                                Donald C. Schilling
                                Vice President Finance

                                 EXHIBIT INDEX

     Exhibit
     -------

     2.1 Agreement and Plan of Merger dated as of June 24, 1998, among Mylan Laboratories Inc., MLI Acquisition Corp. and Penederm Incorporated.

     99.1 Option Agreement, dated June 24, 1998 between the Company and Mylan Laboratories Inc.

     99.2 Form of Voting Agreement, dated June 24, 1998, between Mylan Laboratories Inc. and certain directors of Penederm Incorporated.

     99.3 Alternate Form of Voting Agreement, dated June 24, 1998, between Mylan Laboratories Inc. and a director of Penederm Incorporated.

     99.4  Press Release dated June 24, 1998.